Exhibit 99.2

Supplemental Investor Package
___________________________________________________
First Quarter 2013

Investor Contact:
Jennifer DiBerardino
Senior Vice President, Investor Relations and Treasurer
Tel:  973-948-1364
jennifer.diberardino@selective.com

Selective Insurance Group, Inc.
Selected Balance Sheet Data (unaudited)
($ in thousands, except per share amounts)

	March 31,				March 31,				December 31,
	2013				2012				2012
				Unrecognized/				Unrecognized/				Unrecognized/
	Balance		Market	Unrealized	Balance		Market	Unrealized	Balance		Market	Unrealized
	Sheet		Value	Gain/(Loss)	Sheet		Value	Gain/(Loss)	Sheet		Value	Gain/(Loss)
Invested Assets:
Corporate bonds1	$2,388,239		2,396,950	100,025	$2,072,573		2,086,423	85,230	$2,239,284		2,250,536	110,822
Government and Municipal bonds	1,585,513		1,612,584	89,801	1,629,130		1,659,819	101,166	1,610,798		1,640,138	99,026
Total bonds	3,973,752		4,009,534	189,826	3,701,703		3,746,242	186,396	3,850,082		3,890,674	209,848
Equities	174,745		174,745	31,181	152,986		152,986	22,773	151,382		151,382	18,941
Short-term investments	163,440		163,440	-	174,472		174,472	-	214,479		214,479	-
Other investments	109,855		109,855	(4,592)	125,140		125,140	(4,989)	114,076		114,076	(4,805)
Total invested assets	4,421,792		4,457,574	216,415	4,154,301		4,198,840	204,180	4,330,019		4,370,611	223,984

Invested assets per $ of stockholders' equity	3.89				3.84				3.97

Total assets	6,344,027				5,629,597				6,794,216

Liabilities:
Reserve for losses and loss expenses	3,474,392				3,035,773				4,068,941
Unearned premium reserve	1,005,475				937,909				974,706

Total liabilities	5,207,682				4,546,679				5,703,624

Stockholders' equity	1,136,345				1,082,918				1,090,592

Total debt to capitalization ratio	25.7%				22.1%				22.0%
Adjusted total debt to capitalization ratio 2	N/A				15.6%				15.6%

Book value per share	20.46				19.76				19.77

Book value per share excluding
unrealized gain or loss on bond portfolio	18.66				18.08				17.78

NPW per insurance segment employee3	864				N/M				842

Statutory premiums to surplus ratio	1.5	x			1.4	x			1.6	x

Statutory surplus	1,151,959				1,083,174				1,050,107

1 Includes mortgage-backed and asset-backed securities.
2  The adjusted debt to capitalization ratio reflects an estimated equity treatment of 90% applied to our $100 million Junior Subordinated Notes issued September 25, 2006 as applied by A.M. Best.  These notes were redeemed in March 2013.

3 Prior year amounts have been restated to include the impact of E&S.

Selective Insurance Group, Inc.
Selected Income Statement Data (unaudited)
March 2013		THREE MONTHS ENDED March 31,
($ in thousands, except per share amounts)		2013		2012
			Per diluted share		Per diluted share
Consolidated
Revenue		$459,949		$419,348
Operating income		20,124	0.36	15,260	0.28
Net realized gains, after tax		2,181	0.04	2,833	0.05
Income from continuing operations		22,305	0.40	18,093	0.33
Loss on discontinued operations, after tax		(997)	(0.02)	-	-
Net income		21,308	0.38	18,093	0.33
Operating return on equity		7.2%		5.7%

Total Insurance Operations
Gross premiums written		537,298		497,955
Net premiums written		450,124		420,172
Net premiums earned		420,940		378,829
Underwriting income (loss)	- before tax	12,161		(1,363)
	- after tax	7,905	0.14	(886)	(0.02)
GAAP combined ratio		97.1%		100.4%

Total Standard lines
Net premiums earned		390,881		369,106
GAAP combined ratio		96.9%		99.0%
Standard Commercial lines
Net premiums earned		317,845		300,497
GAAP combined ratio		98.1%		99.9%
Standard Personal lines
Net premiums earned		73,036		68,609
GAAP combined ratio		91.8%		95.5%
Excess and Surplus lines
Net premiums earned		30,059		9,723
GAAP combined ratio		99.7%		150.3%

Investments
Net investment income	- before tax	32,870		32,628
	- after tax	24,839	0.44	24,775	0.45
Effective tax rate		24.4%		24.1%
Annual after-tax yield on investment portfolio		2.3%		2.4%
Annual after-tax, after-interest expense yield		1.9%		2.1%
Invested assets per $ of stockholders' equity		3.89		3.84

Other expenses (net of other income)
Interest expense	- before tax	(5,831)		(4,700)
	- after tax	(3,790)	(0.07)	(3,055)	(0.05)

Other Expense - after tax1		$(8,830)	(0.15)	$(5,574)	(0.10)

Diluted weighted avg shares outstanding		56,455		55,605

1  The 2013 after-tax expense includes the write-off of $2.2 million of our remaining capitalized debt issuance costs related to our 7.5% Junior Notes that we redeemed in March 2013, and a $2.1 million increase in our long-term employee compensation expense related to the increase in our stock price.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
GAAP Investment Income
(unaudited)
($ in thousands)

	Year to Date		%
	March	March	Increase
	2013	2012	(Decrease)
Investment Income:
Interest:
Fixed Maturity Securities	30,089	31,350	(4.0)
Short-term	52	38	36.8
Other Investments:
Alternative Investments	4,240	2,295	84.7
Other	(638)	(295)	(116.3)
Dividends	1,207	1,237	(2.4)
Miscellaneous	-	39	(100.0)
	34,950	34,664	0.8

Investment Expense	2,080	2,036	2.2

Net Investment Income Before Tax	32,870	32,628	0.7

Tax	8,031	7,853	2.3

Net Investment Income After Tax	$24,839	24,775	0.3

Net Investment Income per Share	$0.44	0.45	(2.2)

Effective Tax Rate	24.4%	24.1%

Average Yields :

Fixed Maturity Securities:
Pre Tax	3.08%	3.43%
After Tax	2.33%	2.59%

Portfolio:
Pre Tax	3.00%	3.16%
After Tax	2.27%	2.40%

	Year to date:
	March	March
Net Realized Gains (Losses)	2013	2012
Fixed Maturities	651	184
Equity Securities	5,287	4,176
Short Term Investments	-	(2)
Other Investments	(2,583)	-

Total	3,355	4,358
Net of Tax	2,181	2,833

As of March 31, 2013 new money rates for fixed maturity securities were 1.48% on a pre-tax basis and 1.04% on an after tax-basis.

Selective Insurance Group, Inc.
2013 Statutory Results by Line of Business
March YTD unaudited
($ in thousands)

	Net Premiums	Percent	Net Premiums	Percent	Loss	LAE	Underwriting Expense	Dividends to Policyholders	Combined Ratio	Combined Ratio	Underwriting
	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2013	2012	Gain/(Loss)
Standard Personal Lines:

Homeowners	$27,834	10.4%	$31,135	11.4%	44.6%	9.3%	33.8%	0.0%	87.7%	91.9%	$4,933
Auto	37,685	1.1%	38,393	2.5%	62.8%	12.7%	30.2%	0.0%	105.7%	109.8%	(1,964)
Other (including flood)	3,036	(0.9)%	3,508	9.8%	74.2%	(20.1)%	(73.2)%	0.0%	(19.1)%	8.1%	3,832
Total	$68,555	4.6%	$73,036	6.5%	55.6%	9.7%	27.1%	0.0%	92.4%	97.7%	$6,801

Standard Commercial Lines:

Commerical property	$57,760	8.9%	$53,415	8.2%	42.0%	5.6%	39.0%	0.0%	86.6%	83.9%	$5,470
Workers compensation	75,405	3.0%	66,084	0.4%	75.6%	15.9%	25.6%	1.8%	118.9%	110.9%	(14,850)
General liability	109,405	8.7%	97,703	8.4%	44.9%	17.0%	34.0%	0.0%	95.9%	100.2%	27
Auto	81,872	8.0%	74,347	5.5%	57.9%	8.7%	31.5%	(0.1)%	98.0%	96.6%	(880)
Business owners policies	20,359	11.7%	18,540	10.0%	19.0%	15.4%	42.6%	0.0%	77.0%	99.4%	3,496
Bonds	4,954	6.7%	4,764	2.2%	13.7%	3.4%	60.9%	0.0%	78.0%	88.1%	934
Other	3,434	4.9%	2,991	(5.6)%	(0.7)%	0.8%	38.5%	0.0%	38.6%	37.0%	1,665
Total	$353,189	7.4%	$317,845	5.8%	51.4%	12.5%	33.4%	0.3%	97.6%	98.0%	$(4,139)

Total Standard Operations	$421,744	6.9%	$390,881	5.9%	52.2%	12.0%	32.3%	0.3%	96.8%	98.0%	$2,662

E&S	28,380	10.0%	30,059	209.2%	47.9%	15.7%	34.6%	0.0%	98.2%	120.3%	1,134

Total Insurance Operations	$450,124	7.1%	$420,940	11.1%	51.9%	12.2%	32.4%	0.3%	96.8%	99.1%	$3,796

Note: Some amounts may not foot due to rounding.

	2013	2012
Losses Paid	$187,285	$206,893
LAE Paid	44,989	43,536
Total Paid	$232,274	$250,429

SELECTIVE INSURANCE GROUP, INC. CONSOLIDATED BALANCE SHEETS	Unaudited
($ in thousands, except share amounts)	March 31, 2013	December 31, 2012
ASSETS
Investments:
Fixed maturity securities, held-to-maturity – at carrying value (fair value: $543,553 – 2013; $594,661 – 2012)	$507,771	554,069
Fixed maturity securities, available-for-sale – at fair value (amortized cost: $3,314,989 – 2013; $3,130,683 – 2012)	3,465,981	3,296,013
Equity securities, available-for-sale – at fair value (cost: $143,564 – 2013; $132,441 – 2012)	174,745	151,382
Short-term investments (at cost which approximates fair value)	163,440	214,479
Other investments	109,855	114,076
Total investments	4,421,792	4,330,019
Cash	296	210
Interest and dividends due or accrued	35,254	35,984
Premiums receivable, net of allowance for uncollectible accounts of: $4,152 – 2013; $3,906 – 2012	520,590	484,388
Reinsurance recoverables, net	788,000	1,421,109
Prepaid reinsurance premiums	134,222	132,637
Current federal income tax	—	2,569
Deferred federal income tax	105,014	119,136
Property and equipment – at cost, net of accumulated depreciation and amortization of: $171,715 – 2013; $169,428 – 2012	48,327	47,131
Deferred policy acquisition costs	158,486	155,523
Goodwill	7,849	7,849
Other assets	124,197	57,661
Total assets	$6,344,027	6,794,216

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserve for loss and loss expenses	$3,474,392	4,068,941
Unearned premiums	1,005,475	974,706
Notes payable	392,393	307,387
Current federal income tax	3,075	—
Accrued salaries and benefits	103,868	152,396
Other liabilities	228,479	200,194
Total liabilities	$5,207,682	5,703,624

Stockholders’ Equity:
Preferred stock of $0 par value per share:	$—	—
Authorized shares 5,000,000; no shares issued or outstanding
Common stock of $2 par value per share:
Authorized shares 360,000,000
Issued: 98,708,185 – 2013; 98,194,224 – 2012	197,416	196,388
Additional paid-in capital	276,717	270,654
Retained earnings	1,139,111	1,125,154
Accumulated other comprehensive income	81,921	54,040
Treasury stock – at cost (shares: 43,177,212 – 2013; 43,030,776 – 2012)	(558,820)	(555,644)
Total stockholders’ equity	1,136,345	1,090,592
Commitments and contingencies
Total liabilities and stockholders’ equity	$6,344,027	6,794,216

SELECTIVE INSURANCE GROUP, INC. UNAUDITED CONSOLIDATED STATEMENTS OF INCOME	Quarter ended March 31,
($ in thousands, except per share amounts)	2013	2012
Revenues:
Net premiums earned	$420,940	378,829
Net investment income earned	32,870	32,628
Net realized gains:
Net realized investment gains	5,304	4,779
Other-than-temporary impairments	(1,919)	(257)
Other-than-temporary impairments on fixed maturity securities recognized in other comprehensive income	(30)	(164)
Total net realized gains	3,355	4,358
Other income	2,784	3,533
Total revenues	459,949	419,348

Expenses:
Loss and loss expense incurred	269,849	252,906
Policy acquisition costs	139,528	127,958
Interest expense	5,831	4,700
Other expenses	15,873	10,593
Total expenses	431,081	396,157

Income from continuing operations, before federal income tax	28,868	23,191

Federal income tax expense (benefit):
Current	7,453	7,178
Deferred	(890)	(2,080)
Total federal income tax expense	6,563	5,098

Net income from continuing operations	22,305	18,093

Loss on disposal of discontinued operations, net of tax of $(538)	(997)	—

Net income	$21,308	18,093

Earnings per share:
Basic net income from continuing operations	$0.40	0.33
Basic net loss from discontinued operations	(0.02)	—
Basic net income	$0.38	0.33

Diluted net income from continuing operations	$0.40	0.33
Diluted net loss from discontinued operations	(0.02)	—
Diluted net income	$0.38	0.33

Dividends to stockholders	$0.13	0.13

SELECTIVE INSURANCE GROUP, INC. UNAUDITED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME	Quarter ended March 31,
($ in thousands)	2013	2012
Net income	$21,308	18,093

Other comprehensive income, net of tax:
Unrealized gains on investment securities:
Unrealized holding gains arising during period	2,394	12,873
Non-credit portion of other-than-temporary impairment losses recognized in other comprehensive income	24	238
Amortization of net unrealized gains on held-to-maturity securities	(413)	(516)
Less: reclassification adjustment for gains included in net income	(3,937)	(2,833)
Total unrealized gains on investment securities	(1,932)	9,762

Defined benefit pension and post-retirement plans:
Net actuarial gain	28,600	—
Reversal of amortization items:
Net actuarial loss included in net income	1,196	903
Prior service cost included in net income	6	25
Curtailment expense included in net income	11	—
Total defined benefit pension and post-retirement plans	29,813	928
Other comprehensive income	27,881	10,690
Comprehensive income	$49,189	28,783

SELECTIVE INSURANCE GROUP, INC. UNAUDITED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY	Quarter ended March 31,
($ in thousands)	2013	2012
Common stock:
Beginning of year	$196,388	194,494
Dividend reinvestment plan (shares: 17,314 – 2013; 22,916 – 2012)	35	46
Stock purchase and compensation plans (shares: 496,647 – 2013; 540,322 – 2012)	993	1,080
End of period	197,416	195,620

Additional paid-in capital:
Beginning of year	270,654	257,370
Dividend reinvestment plan	349	358
Stock purchase and compensation plans	5,714	4,608
End of period	276,717	262,336

Retained earnings:
Beginning of year	1,125,154	1,116,319
Net income	21,308	18,093
Dividends to stockholders ($0.13 per share – 2013 and 2012)	(7,351)	(7,270)
End of period	1,139,111	1,127,142

Accumulated other comprehensive income:
Beginning of year	54,040	42,294
Other comprehensive income	27,881	10,690
End of period	81,921	52,984

Treasury stock:
Beginning of year	(555,644)	(552,149)
Acquisition of treasury stock (shares: 146,436 – 2013; 168,614 – 2012)	(3,176)	(3,015)
End of period	(558,820)	(555,164)
Total stockholders’ equity	$1,136,345	1,082,918

SELECTIVE INSURANCE GROUP, INC. UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOW	Quarter ended March 31,
($ in thousands)	2013	2012
Operating Activities
Net income	$21,308	18,093

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	13,148	9,748
Loss on disposal of discontinued operations	997	—
Stock-based compensation expense	3,692	3,329
Undistributed losses of equity method investments	426	764
Net realized gains	(3,355)	(4,358)
Retirement income plan curtailment expense	16	—

Changes in assets and liabilities:
Increase in reserves for loss and loss expense, net of reinsurance recoverables	38,556	6,311
Increase in unearned premiums, net of prepaid reinsurance and advance premiums	30,106	41,769
Decrease in net federal income taxes	5,290	4,227
Increase in premiums receivable	(36,202)	(25,107)
Increase in deferred policy acquisition costs	(2,963)	(8,570)
Decrease in interest and dividends due or accrued	384	1,108
Decrease in accrued salaries and benefits	(4,528)	(5,356)
Decrease in accrued insurance expenses	(12,378)	(13,476)
Other-net	(26,357)	7,373
Net adjustments	6,832	17,762
Net cash provided by operating activities	28,140	35,855

Investing Activities
Purchase of fixed maturity securities, available-for-sale	(308,289)	(226,525)
Purchase of equity securities, available-for-sale	(2)	(39,724)
Purchase of other investments	(2,329)	(2,990)
Purchase of short-term investments	(644,274)	(368,210)
Purchase of subsidiary	—	255
Sale of subsidiary	225	287
Sale of fixed maturity securities, available-for-sale	6,851	14,308
Sale of short-term investments	695,313	410,780
Redemption and maturities of fixed maturity securities, held-to-maturity	28,644	38,879
Redemption and maturities of fixed maturity securities, available-for-sale	124,975	84,124
Sale of equity securities, available-for-sale	—	57,513
Distributions from other investments	3,447	5,299
Purchase of property and equipment	(3,673)	(2,263)
Net cash used in investing activities	(99,112)	(28,267)

Financing Activities
Dividends to stockholders	(6,824)	(6,713)
Acquisition of treasury stock	(3,176)	(3,015)
Net proceeds from stock purchase and compensation plans	1,164	769
Proceeds from issuance of notes payable, net of debt issuance costs	178,623	—
Repayment of notes payable	(100,000)	—
Excess tax benefits from share-based payment arrangements	1,271	870
Net cash provided by (used in) financing activities	71,058	(8,089)
Net increase (decrease) in cash	86	(501)
Cash, beginning of year	210	762
Cash, end of period	$296	261

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Unaudited Statutory Balance Sheets
($ in thousands)

	Mar-31	Mar-31	Dec-31
	2013	2012	2012

ASSETS
Bonds	$3,762,737	3,534,562	3,617,371
Common stocks	174,745	152,986	151,382
Affiliated mortgage loan	37,266	37,962	37,443
Other investments	175,873	191,227	180,110
Short-term investments	131,767	137,871	208,845
Total investments	4,282,388	4,054,608	4,195,151

Cash on hand and in banks	8,784	(33,319)	(76,957)
Interest and dividends due and accrued	35,235	35,381	35,979
Premiums receivable	519,114	490,119	482,227
Reinsurance recoverable on paid losses and expenses	10,369	8,565	11,354
Deferred tax recoverable	151,114	143,453	147,495
EDP equipment	1,188	1,711	1,372
Equities and deposits in pools and associations	7,838	6,520	12,734
Receivable for sold securities	35,930	21	257
Other assets	22,175	28,006	28,541
Total assets	$5,074,135	4,735,065	4,838,153

LIABILITIES
Reserve for losses	$2,258,016	2,170,597	2,226,858
Reinsurance payable on paid loss and loss expense	1,813	1,260	2,298
Reserve for loss expenses	434,045	423,330	427,560
Unearned premiums	871,253	800,647	842,068
Reserve for commissions payable	41,304	34,182	52,304
Ceded balances payable	51,565	15,569	271
Federal income tax payable	21,281	21,770	5,346
Premium and other taxes payable	23,226	20,419	24,604
Borrowed money	58,044	58,044	58,044
Reserve for dividends to policyholders	2,348	3,486	2,665
Reserves for unauthorized reinsurance	7,498	1,785	7,498
Payable for securities	46,296	-	7,682
Funds withheld on account of others	7,217	5,927	11,231
Accrued salaries and benefits	78,592	75,336	102,070
Other liabilities	19,678	19,539	17,547
Total liabilities	3,922,176	3,651,891	3,788,046

POLICYHOLDERS' SURPLUS
Capital	42,725	32,325	42,725
Paid in surplus	492,869	307,022	435,744
Unassigned surplus	616,365	743,827	571,638
Total policyholders' surplus	1,151,959	1,083,174	1,050,107
Total liabilities and policyholders' surplus	$5,074,135	4,735,065	4,838,153

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Unaudited Statutory Statements Of Income
($ in thousands)

	Three Months Ended
	March

UNDERWRITING	2013		2012

Net premiums written	$450,124		420,172

Net premiums earned	420,940		378,829

Net losses paid	187,285		206,893
Change in reserve for losses	31,158		(2,430)
Net losses incurred	218,443	51.9%	204,463	54.0%
Net loss expenses paid	44,989		43,536
Change in reserve for loss expenses	6,484		4,788
Net loss expenses incurred	51,473	12.2%	48,324	12.7%
Net underwriting expenses incurred	148,340	32.9%	136,519	32.6%
Total deductions	418,256		389,306
Statutory underwriting gain / (loss)	2,684		(10,477)

Net loss from premium balances charged off	(734)		(1,241)
Finance charges and other income	2,932		2,961
Total other income	2,198	-0.5%	1,720	-0.4%
Policyholders' dividends incurred	(1,086)	0.3%	(914)	0.2%
Total underwriting gain / (loss)	3,796	96.8%	(9,671)	99.1%

INVESTMENT
Net investment income earned	33,330		33,479
Net realized gain	1,212		4,358
Total income before income tax	38,338		28,166
Federal income tax expense	15,935		9,593

Net income	$22,403		18,573

Policyholders' Surplus
Surplus, beginning of period	$1,050,107		1,062,707

Net income	22,403		18,573
Change in deferred taxes	254		2,086
Change in unrealized gains	9,436		4,958
Dividends to stockholders	(12,120)		(15,765)
Change in cum. effect of acctg principle	-		44,296
Paid in surplus	57,125		-
Change in non-admitted assets	16,719		10,559
Change in additional admitted deferred taxes	-		(44,296)
Change in Overfunded Contra Asset	(8,723)		-
Qualified pension transitional liability	(35,725)		-
SERP plan transitional liability	(595)		-
PRL plan transitional liability	(1,218)		-
Change in minimum pension liability	54,755		-
Surplus adjustments	(459)		56

Net change in surplus for period	101,852		20,467

Surplus, end of period	$1,151,959		1,083,174

Statutory underwriting gain / (loss)	$3,796		(9,671)

Adjustments under GAAP:
Deferred policy acquisition costs	2,962		8,570
Pension costs	5,925		70
Other, net	(522)		(332)
GAAP underwriting gain / (loss)	$12,161		(1,363)

Note: Some amounts or ratios may not foot due to rounding

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Alternative Investments
as of March 31, 2013
(unaudited)

	Inception	Original	Remaining	Current	YTD	DPI(1)	TVPI(2)
Fund	Year	Commitment	Commitment	Market Value	Income	Ratio	Ratio
Real Estate
Silverpeak RE II	2005	20,000,000	2,287,839	9,369,730	525,206	0.53	0.98
Silverpeak RE III	2008	15,000,000	8,003,844	2,844,709	(61,909)	0.03	0.44
Total - Real Estate		35,000,000	10,291,683	12,214,439	463,297	0.40	0.84
Mezzanine Financing
Neovara Euro Mezz	2004	9,000,000	-	579,578	118,830	0.98	1.02
GS Mezz V	2007	25,000,000	14,768,207	8,305,059	277,721	0.71	1.30
New Canaan V	2012	7,000,000	4,491,872	2,421,191	35,983	0.01	0.97
Centerfield Capital	2012	3,000,000	2,077,118	873,128	24,174	0.01	0.95
Total - Mezz. Financing		44,000,000	21,337,197	12,178,956	456,709	1.71	1.15
Distressed Debt
Varde VIII	2006	10,000,000	-	4,657,980	450,683	0.76	1.22
GS Distressed Opp III	2007	15,000,000	2,921,655	7,747,946	661,096	0.51	1.09
Total - Distressed Debt		25,000,000	2,921,655	12,405,926	1,111,779	0.61	1.14
Private Equity
Prospector	1997	5,000,000	-	410,216	-	2.79	2.88
Trilantic Capital Partners III	2004	10,000,000	1,415,949	1,943,240	15,597	1.57	1.78
NB Co-Invest	2006	15,000,000	1,648,664	7,802,611	(1,065)	0.78	1.32
Trilantic Capital Partners IV	2007	11,098,351	1,632,471	7,575,504	564,823	0.79	1.51
Total - Private Equity		41,098,351	4,697,085	17,731,570	579,355	1.23	1.68
Private Equity, Secondary Market
NB SOF	2005	12,000,000	899,494	5,609,856	118,251	0.79	1.29
GS Vintage IV	2007	20,000,000	4,078,567	14,011,227	829,363	0.56	1.29
NB SOF II	2008	12,000,000	2,487,473	8,159,194	223,509	0.61	1.38
Total - Pvt. Eq. Sec. Mkt.		44,000,000	7,465,535	27,780,278	1,171,123	0.64	1.31
Energy/Power Generation
ArcLight I	2002	15,000,000	-	94,768	(4,335)	1.80	1.81
ArcLight II	2003	15,000,000	2,295,492	1,444,221	(244,988)	1.38	1.46
ArcLight III	2006	15,000,000	2,037,794	7,345,438	185,582	0.77	1.23
Quintana Energy	2006	10,000,000	1,204,351	6,345,705	347,630	0.56	1.28
ArcLight IV	2007	10,000,000	2,287,578	2,988,219	117,583	0.98	1.28
Total - Energy/Power Generation		65,000,000	7,825,215	18,218,351	401,472	1.18	1.44
Venture Capital
Venture V	2001	9,600,000	400,000	7,369,479	56,708	0.40	1.20
Total - Venture Capital		9,600,000	400,000	7,369,479	56,708	0.40	1.20
TOTAL - ALTERNATIVE INVESTMENTS		$263,698,351	54,938,368	107,898,999	4,240,443	0.87	1.31
(1) Distributed to paid in ratio
(2) Total value to paid in ratio
Exhibit may not foot due to rounding

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Municipal Bond Portfolio
State and Repayment Source Composition
March 31, 2013
($ in thousands)
(unaudited)

Exposure = 36% Held-to-Maturity; 64% Available-for-Sale

Repayment Source Composition by State
Market Values
State	Revenue	% of State	General Obligation (GO)-Local	% of State	General Obligation (GO)-State	% of State	TX - Permanent School Fund (PSF)	% of State	Total	% of Total
TX	43,245	49%	44,709	50%	1,113	1%	-	0%	89,067	7%
TX-PSF	-	0%	-	0%	-	0%	25,922	100%	25,922	2%
WA	51,270	50%	43,178	43%	7,114	7%	-	0%	101,562	8%
NY	71,276	91%	7,281	9%	-	0%	-	0%	78,557	6%
AZ	58,799	88%	8,320	12%	-	0%	-	0%	67,119	5%
FL	52,441	84%	-	0%	9,885	16%	-	0%	62,326	5%
CO	21,680	40%	33,168	60%	-	0%	-	0%	54,848	4%
OH	20,459	43%	13,050	28%	13,893	29%	-	0%	47,402	3%
NC	24,015	55%	13,651	31%	6,166	14%	-	0%	43,832	3%
CA	34,528	91%	3,445	9%	-	0%	-	0%	37,973	3%
MO	20,233	55%	16,725	45%	-	0%	-	0%	36,958	3%
Pre-refunded	54,158	50%	43,468	40%	7,816	7%	3,528	3%	108,970	8%
Other	335,551	58%	122,776	21%	118,220	21%	-	0%	576,547	43%
Grand Total	787,655	59%	349,771	26%	164,207	13%	29,450	2%	1,331,083	100%

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Available-for-Sale Fixed Maturity Securities
March 31, 2013
($ in millions)
(unaudited)

	Fair Value	Unrealized Gain (Loss)	Weighted Average Credit Quality
AFS Fixed Maturity Portfolio:
U.S. government obligations	$245.7	15.9	AA+
Foreign government obligations	30.2	1.4	AA-
State and municipal obligations	849.9	39.6	AA
Corporate securities	1,532.8	76.4	A
Mortgage-backed securities ("MBS")	635.5	15.8	AA
Asset-backed securities ("ABS")	171.9	1.9	AAA
Total AFS fixed maturity portfolio	$3,466.0	151.0	AA-

State and Municipal Obligations:
Government obligations	$380.9	18.3	AA+
Special revenue obligations	469.0	21.3	AA
Total state and municipal obligations	$849.9	39.6	AA

Corporate Securities:
Financial	$422.3	21.1	A
Industrials	125.5	8.0	A-
Utilities	134.2	6.6	A-
Consumer discretionary	173.6	8.1	A-
Consumer staples	168.1	8.0	A
Healthcare	182.5	10.0	A+
Materials	87.1	4.8	A-
Energy	80.5	3.6	A-
Information technology	94.9	3.1	A
Telecommunications services	56.1	2.3	BBB+
Other	8.0	0.8	AA+
Total corporate securities	$1,532.8	76.4	A

MBS:
Government guaranteed agency commercial MBS ("CMBS")	$42.3	1.8	AA+
Other-agency CMBS	9.5	-	AA+
Non-agency CMBS	94.8	0.6	AA
Government guaranteed agency residential MBS ("RMBS")	85.0	2.9	AA+
Non-agency RMBS	44.9	0.9	A-
Other Agency RMBS	353.1	9.4	AA+
Alternative-A ("Alt-A") RMBS	5.9	0.2	A+
Total MBS	$635.5	15.8	AA

ABS:
ABS	$170.6	1.7	AAA
Alt-A ABS2	0.8	0.1	D
Sub-prime ABS1,2	0.5	0.1	D
Total ABS	$171.9	1.9	AAA

1 We define sub-prime exposure as exposure to direct and indirect investments in non-agency residential mortgages with average FICO® scores below 650.
2 Alt-A ABS and sub-prime ABS each consist of one security whose issuer is currently expected by rating agencies to default on its obligations.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Held-to-Maturity Securities
March 31, 2013
($ in millions)
(unaudited)

	Fair Value	Carry Value	Unrecognized Holding Gain	Unrealized Gain (Loss) in Accumulated Other Comprehensive Income	Total Unrealized/ Unrecognized Gain (Loss)	Weighted Average Credit Quality
HTM Fixed Maturity Portfolio:
Foreign government obligations	$5.7	5.5	0.2	0.2	0.4	AA+
State and municipal obligations	481.2	454.3	26.9	5.6	32.5	AA
Corporate securities	39.6	35.3	4.3	(0.7)	3.6	A
MBS	10.2	6.9	3.3	(1.1)	2.2	AA
ABS	6.9	5.8	1.1	(1.0)	0.1	A
Total HTM portfolio	$543.6	507.8	35.8	3.0	38.8	AA

State and Municipal Obligations:
Government obligations	$160.1	152.1	8.0	3.1	11.1	AA
Special revenue obligations	321.1	302.2	18.9	2.5	21.4	AA
Total state and municipal obligations	$481.2	454.3	26.9	5.6	32.5	AA

Corporate Securities:
Financial	$9.6	8.5	1.1	(0.5)	0.6	BBB+
Industrials	11.8	10.3	1.5	(0.2)	1.3	A+
Utilities	15.1	13.4	1.7	(0.1)	1.6	A+
Consumer discretionary	3.1	3.1	-	0.1	0.1	AA
Total corporate securities	$39.6	35.3	4.3	(0.7)	3.6	A

MBS:
Non-agency CMBS	$10.2	6.9	3.3	(1.1)	2.2	AA
Total MBS	$10.2	6.9	3.3	(1.1)	2.2	AA

ABS:
ABS	$4.4	4.0	0.4	(0.2)	0.2	BBB+
Alt-A ABS	2.5	1.8	0.7	(0.8)	(0.1)	AAA
Total ABS	$6.9	5.8	1.1	(1.0)	0.1	A